UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21238

Registrant Name:	PIMCO Corporate & Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	November 30

Date of Reporting Period:	February 28, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

February 28, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 136.0%
BANK LOAN OBLIGATIONS 1.9%
Clear Channel Communications, Inc.
6.922% due 01/30/2019		$4,100	$3,935
Riverbed Technology, Inc.
TBD% due 02/19/2022		1,100	1,110
Tibco Software, Inc.
6.500% due 12/04/2020		4,087	4,083
Towergate Finance PLC
TBD% due 11/15/2017	GBP	6,600	9,629

Total Bank Loan Obligations (Cost $18,581)			18,757

CORPORATE BONDS & NOTES 39.7%
BANKING & FINANCE 18.5%
AGFC Capital Trust
6.000% due 01/15/2067		$1,800	1,395
American Express Co.
4.900% due 03/15/2020 (b)(e)		1,200	1,199
Argos Merger Sub, Inc.
7.125% due 03/15/2023 (b)		275	285
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		13,400	15,309
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	2,600	3,395
Banco Santander S.A.
6.250% due 09/11/2021 (e)		600	681
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	12,550	26,467
BGC Partners, Inc.
5.375% due 12/09/2019		$10,780	10,658
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	700	827
7.875% due 01/23/2024 (e)		$14,900	15,748
ERB Hellas PLC
4.250% due 06/26/2018	EUR	250	210
Fort Gordon Housing LLC
6.124% due 05/15/2051		$12,825	14,935
GSPA Monetization Trust
6.422% due 10/09/2029 (g)		9,454	10,963
LBG Capital PLC
9.125% due 07/15/2020	GBP	3,400	5,254
12.750% due 08/10/2020		400	635
15.000% due 12/21/2019		2,000	4,347
15.000% due 12/21/2019	EUR	7,800	12,992
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$6,000	8,640
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,300	3,702
Novo Banco S.A.
2.625% due 05/08/2017	EUR	500	552
4.750% due 01/15/2018		1,000	1,169
5.000% due 04/04/2019		371	435
5.000% due 04/23/2019		152	179
5.000% due 05/14/2019		315	368
5.000% due 05/21/2019		73	86
5.000% due 05/23/2019		213	250
5.875% due 11/09/2015		1,500	1,713
Petrobras Global Finance BV
4.250% due 10/02/2023		1,200	1,153
Towergate Finance PLC
6.063% due 02/15/2018	GBP	4,400	6,538
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$3,200	2,972
6.800% due 11/22/2025		8,500	6,524
Wachovia Capital Trust
5.570% due 03/30/2015 (e)		13,300	13,283
Western Group Housing LP
6.750% due 03/15/2057		10,600	12,935

			185,799

INDUSTRIALS 15.2%
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		6,000	5,100

Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		27,145	20,155
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		2,347	2,511
7.373% due 06/15/2017		698	723
Forbes Energy Services Ltd.
9.000% due 06/15/2019		2,858	2,015
Ford Motor Co.
7.700% due 05/15/2097 (g)		31,901	43,467
Gulfport Energy Corp.
7.750% due 11/01/2020		500	518
Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,950
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,380	3,118
Numericable SFR
6.250% due 05/15/2024		14,000	14,388
Project Homestake Merger Corp.
8.875% due 03/01/2023 (b)		1,000	1,000
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	23,000	19,616
Scientific Games International, Inc.
10.000% due 12/01/2022		$7,000	6,869
Sequa Corp.
7.000% due 12/15/2017		9,562	8,367
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500	1,522
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		2,900	3,030
UAL Pass-Through Trust
7.336% due 01/02/2021		2,156	2,334
10.400% due 05/01/2018		4,179	4,613
UCP, Inc.
8.500% due 10/21/2017		10,900	10,915

			152,211

UTILITIES 6.0%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		4,389	4,740
Dynegy Finance, Inc.
6.750% due 11/01/2019		425	445
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		20,800	21,424
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)		4,570	3,999
7.000% due 04/15/2018		2,855	2,655
7.950% due 06/01/2032 (g)		900	788
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730	19,529
Petrobras Global Finance BV
3.123% due 03/17/2020		420	356
5.750% due 01/20/2020		380	351
6.625% due 01/16/2034	GBP	600	783
7.875% due 03/15/2019		$100	102
Red Oak Power LLC
8.540% due 11/30/2019		2,076	2,221

Sprint Corp.
7.625% due 02/15/2025		2,800	2,842

			60,235

Total Corporate Bonds & Notes (Cost $379,611)			398,245

MUNICIPAL BONDS & NOTES 13.2%
CALIFORNIA 6.7%
Los Angeles Community Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
6.020% due 09/01/2021		6,480	6,729
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		3,425	3,821
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		21,545	24,277
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		28,500	32,427

			67,254

ILLINOIS 2.8%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		23,700	27,826

NEW YORK 1.9%
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	18,000	19,692

PENNSYLVANIA 0.4%
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, (AGM Insured), Series 1999
6.350% due 04/15/2028	3,400	3,862

TEXAS 0.7%
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2010
8.125% due 02/15/2027	6,075	7,245

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,400	1,068

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,980	6,100

Total Municipal Bonds & Notes (Cost $116,283)		133,047

U.S. GOVERNMENT AGENCIES 7.5%
Fannie Mae
3.000% due 01/25/2042 (a)	2,060	204
3.500% due 02/25/2033 - 01/25/2043 (a)	6,694	974
5.195% due 12/25/2042	1,011	898
5.929% due 07/25/2040 (a)	2,614	459
9.458% due 01/25/2042	4,514	4,628
Freddie Mac
0.269% due 11/25/2017 (a)	408,625	2,690
0.316% due 07/25/2023 (a)	411,925	9,524
2.052% due 05/25/2018 (a)	13,891	808
6.928% due 02/15/2034 (a)	4,361	764
8.935% due 07/15/2039	9,695	9,929
10.198% due 03/15/2044	4,779	5,137
11.278% due 09/15/2043	7,355	7,661
11.541% due 04/15/2044	2,620	2,720
11.544% due 02/15/2036	13,618	14,402
Freddie Mac Strips
9.405% due 08/15/2044	10,655	12,699
Ginnie Mae
3.000% due 12/20/2042 (a)	438	37
3.500% due 09/16/2041 - 06/20/2042 (a)	3,442	434
4.000% due 05/16/2042 (a)	3,261	538
6.577% due 01/20/2042 (a)	4,074	630

Total U.S. Government Agencies (Cost $74,526)		75,136

MORTGAGE-BACKED SECURITIES 49.1%
American Home Mortgage Assets Trust
0.401% due 09/25/2046 ^	78	1
6.250% due 06/25/2037	6,126	4,225
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	387	331
6.000% due 04/25/2036 ^	5,920	5,132
Banc of America Funding Trust
5.500% due 01/25/2036	797	834
6.000% due 03/25/2037 ^	8,204	7,080
6.000% due 07/25/2037 ^	1,148	895
6.000% due 08/25/2037 ^	11,121	9,812
BCAP LLC Trust
4.416% due 07/26/2037	1,466	87
4.933% due 03/26/2037	3,405	1,137
7.270% due 12/26/2036	8,635	7,675
12.045% due 10/26/2036	6,183	5,786
Bear Stearns ALT-A Trust
2.571% due 08/25/2046	8,169	6,190
2.612% due 11/25/2036	1,192	824
2.614% due 11/25/2034	789	713
2.657% due 09/25/2035 ^	2,543	2,061
2.806% due 08/25/2036 ^	2,734	2,009
4.778% due 09/25/2035 ^	3,559	2,802
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	4,265	3,992
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	41	38
6.000% due 02/25/2037 ^	3,550	3,086
6.000% due 03/25/2037 ^	752	673
6.000% due 07/25/2037 ^	2,821	2,479

Citicorp Mortgage Securities Trust
6.000% due 06/25/2036	4,797	5,008
Citigroup Mortgage Loan Trust, Inc.
5.392% due 04/25/2037 ^	7,759	6,897
5.405% due 03/25/2037 ^	2,162	2,080
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,443	2,983
5.750% due 05/25/2037 ^	13,965	12,111
6.000% due 01/25/2037 ^	3,440	2,961
6.000% due 06/25/2037 ^	7,950	7,097
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	3,616	2,831
Countrywide Alternative Loan Trust
4.511% due 06/25/2047	6,836	5,954
5.079% due 04/25/2037 ^(a)	40,242	5,407
5.250% due 05/25/2021 ^	39	38
5.500% due 03/25/2035	1,139	1,061
5.500% due 09/25/2035 ^	8,744	7,722
5.500% due 03/25/2036 ^	334	290
5.750% due 01/25/2035	1,328	1,356
5.750% due 02/25/2035	1,495	1,472
6.000% due 02/25/2035	1,269	1,322
6.000% due 04/25/2036	3,061	2,669
6.000% due 05/25/2036 ^	3,386	2,976
6.000% due 01/25/2037 ^	3,705	3,525
6.000% due 02/25/2037	4,009	3,416
6.000% due 02/25/2037 ^	1,090	868
6.000% due 04/25/2037 ^	12,083	10,081
6.000% due 05/25/2037 ^	4,708	3,908
6.000% due 08/25/2037 ^	15,862	13,439
6.000% due 08/25/2037	14,468	12,259
6.250% due 10/25/2036 ^	4,522	4,021
6.250% due 12/25/2036 ^	5,463	4,571
6.500% due 08/25/2036 ^	1,488	1,140
6.500% due 09/25/2036 ^	800	709
6.500% due 12/25/2036 ^	3,022	2,499
21.006% due 02/25/2036	3,662	4,680
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2035 ^	3,560	3,259
5.500% due 07/25/2037 ^	1,457	1,348
5.750% due 12/25/2035 ^	829	785
5.750% due 03/25/2037 ^	5,274	4,816
5.750% due 06/25/2037 ^	2,054	1,891
6.000% due 04/25/2036 ^	1,191	1,179
6.000% due 05/25/2036 ^	310	288
6.000% due 02/25/2037 ^	1,757	1,681
6.000% due 03/25/2037 ^	6,698	6,242
6.000% due 04/25/2037 ^	519	489
6.250% due 09/25/2036 ^	1,941	1,806
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	3,097	2,646
6.000% due 02/25/2037 ^	3,445	3,108
6.000% due 06/25/2037 ^	3,895	3,617
6.500% due 10/25/2021 ^	1,581	1,381
6.750% due 08/25/2036 ^	4,657	3,699
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	2,457	2,174
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	4,404	3,692
GSR Mortgage Loan Trust
2.739% due 03/25/2037 ^	5,828	5,029
4.829% due 11/25/2035 ^	3,820	3,511
4.964% due 11/25/2035	845	820
5.500% due 05/25/2036 ^	612	569
6.000% due 07/25/2037 ^	699	636
IndyMac Mortgage Loan Trust
4.515% due 08/25/2035 ^	5,692	4,695
6.500% due 07/25/2037 ^	7,913	5,385
JPMorgan Alternative Loan Trust
6.310% due 08/25/2036	4,763	3,853
JPMorgan Mortgage Trust
2.482% due 01/25/2037 ^	2,614	2,333
2.553% due 02/25/2036 ^	4,753	4,165
4.976% due 10/25/2035	112	110
5.000% due 03/25/2037 ^	4,632	4,047
5.750% due 01/25/2036 ^	296	276
5.793% due 06/25/2036 ^	2,053	1,859
6.000% due 08/25/2037 ^	827	754
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	2,830	2,310
6.000% due 07/25/2037 ^	688	630
28.484% due 11/25/2035 ^	637	908
MASTR Alternative Loan Trust
6.750% due 07/25/2036	5,680	4,399
Merrill Lynch Mortgage Investors Trust
2.780% due 03/25/2036 ^	5,515	3,799

Morgan Stanley Bank of America Merrill Lynch Trust
1.008% due 10/15/2046 (a)	282,640	14,084
Morgan Stanley Mortgage Loan Trust
4.936% due 05/25/2036 ^	8,347	6,634
New Century Alternative Mortgage Loan Trust
6.310% due 07/25/2036 ^	18,033	12,328
RBSSP Resecuritization Trust
0.391% due 10/27/2036	3,609	312
0.411% due 08/27/2037	8,000	670
Residential Accredit Loans, Inc. Trust
0.351% due 06/25/2046	325	149
0.401% due 05/25/2037 ^	840	231
6.000% due 06/25/2036 ^	3,612	3,036
6.000% due 08/25/2036 ^	6,725	5,469
6.000% due 09/25/2036 ^	5,138	3,704
6.000% due 12/25/2036 ^	2,941	2,432
6.000% due 03/25/2037 ^	5,095	4,287
6.000% due 05/25/2037 ^	4,367	3,672
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	754	633
6.000% due 02/25/2036	2,063	1,644
6.000% due 09/25/2036 ^	1,501	1,063
6.000% due 02/25/2037 ^	3,245	2,544
6.000% due 03/25/2037 ^	4,493	3,237
6.000% due 05/25/2037 ^	5,585	4,968
6.250% due 09/25/2037 ^	6,712	4,856
Residential Funding Mortgage Securities, Inc. Trust
3.336% due 02/25/2037	5,475	4,394
6.000% due 01/25/2037 ^	5,313	4,909
6.250% due 08/25/2036 ^	3,359	3,066
Structured Adjustable Rate Mortgage Loan Trust
2.402% due 11/25/2036 ^	8,885	7,284
4.720% due 03/25/2037 ^	1,956	1,433
4.821% due 05/25/2036 ^	6,918	5,390
5.005% due 01/25/2036 ^	12,382	9,349
5.098% due 07/25/2035 ^	5,408	4,682
5.308% due 07/25/2036 ^	2,228	1,910
Structured Asset Mortgage Investments Trust
0.291% due 08/25/2036	306	234
Suntrust Adjustable Rate Mortgage Loan Trust
2.563% due 02/25/2037 ^	1,272	1,108
2.743% due 04/25/2037 ^	1,638	1,393
6.013% due 02/25/2037 ^	12,234	10,474
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^	1,756	1,584
WaMu Mortgage Pass-Through Certificates Trust
2.011% due 12/25/2036 ^	853	750
2.048% due 06/25/2037 ^	3,922	3,476
2.100% due 07/25/2037 ^	1,505	1,285
2.233% due 09/25/2036 ^	1,004	906
4.408% due 02/25/2037 ^	2,378	2,177
4.528% due 07/25/2037 ^	3,922	3,666
6.047% due 10/25/2036 ^	3,210	2,725
Washington Mutual Mortgage Pass-Through Certificates Trust
0.961% due 05/25/2047 ^	1,149	97
6.000% due 10/25/2035 ^	2,918	2,210
6.000% due 03/25/2036 ^	4,350	4,070
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 ^	2,609	2,543
6.250% due 11/25/2037 ^	13,223	12,684
Wells Fargo Mortgage-Backed Securities Trust
2.601% due 04/25/2036 ^	1,588	1,559
5.500% due 01/25/2036 ^	6,822	6,628
6.000% due 07/25/2037 ^	1,541	1,520
6.000% due 08/25/2037 ^	11,715	11,596
Wells Fargo-RBS Commercial Mortgage Trust
1.980% due 11/15/2044 (a)	22,036	1,915

Total Mortgage-Backed Securities (Cost $465,595)		492,372

ASSET-BACKED SECURITIES 8.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.521% due 03/25/2033	118	112
Countrywide Asset-Backed Certificates
0.481% due 09/25/2037	25,768	12,040
5.188% due 10/25/2046 ^	6,760	5,900
Credit-Based Asset Servicing and Securitization LLC
4.190% due 12/25/2035 ^	281	280
Greenpoint Manufactured Housing
8.140% due 03/20/2030	3,509	3,606
8.300% due 10/15/2026	8,300	8,891
8.450% due 06/20/2031	5,328	5,529
GSAA Home Equity Trust
6.295% due 06/25/2036 ^	3,645	2,198

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.331% due 07/25/2037		4,176	2,370
JPMorgan Mortgage Acquisition Trust
4.932% due 11/25/2036		10,400	10,408
5.830% due 07/25/2036 ^		172	104
Lehman XS Trust
5.436% due 06/24/2046		6,107	4,769
Mid-State Trust
6.340% due 10/15/2036		2,807	3,055
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,936	1,483
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		12,040	6,492
7.238% due 09/25/2037		3,851	2,586
Residential Asset Securities Corp. Trust
0.748% due 08/25/2034		13,885	10,809

Total Asset-Backed Securities (Cost $77,551)			80,632

SOVEREIGN ISSUES 0.5%
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	600	508
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	695,000	4,479

Total Sovereign Issues (Cost $5,232)			4,987

	SHARES
PREFERRED SECURITIES 4.5%
BANKING & FINANCE 4.5%
CoBank ACB
6.200% due 01/01/2025 (e)		26,400	2,664
6.250% due 10/01/2022 (e)		10,000	1,031
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		13,900	17,375
GMAC Capital Trust
8.125% due 02/15/2040		923,868	24,048

Total Preferred Securities (Cost $43,914)			45,118

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 11.6%
REPURCHASE AGREEMENTS (f) 8.0%			79,900

SHORT-TERM NOTES 0.6%
Federal Home Loan Bank
0.081% due 04/15/2015		$900	900
0.091% due 04/10/2015 - 04/24/2015		2,000	1,999
0.115% due 03/13/2015		1,500	1,500
Freddie Mac
0.071% due 03/25/2015 - 04/01/2015		1,600	1,600

			5,999

U.S. TREASURY BILLS 3.0%
0.041% due 03/05/2015 - 06/11/2015 (d)(i)(k)		30,277	30,276

Total Short-Term Instruments (Cost $116,174)			116,175

Total Investments in Securities (Cost $1,297,467)			1,364,469

Total Investments 136.0% (Cost $1,297,467)			$1,364,469
Financial Derivative Instruments (h)(j) (2.3%) (Cost or Premiums, net $(19,619))			(23,255)
Preferred Shares (32.4%)			(325,000)
Other Assets and Liabilities, net (1.3%)			(13,110)

Net Assets Applicable to Common Shareholders 100.0%			$1,003,104

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind bond security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

Borrowings and Other Financing Transactions

(f)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.120%	02/27/2015	03/02/2015	75,400	U.S. Treasury Notes 1.500% - 1.750% due 03/31/2019 - 05/15/2023	(77,063)	75,400	75,401
TDM	0.050%	02/27/2015	03/02/2015	$4,500	U.S. Treasury Notes 1.000% due 05/31/2018	$(4,600)	$4,500	$4,500

Total Repurchase Agreements						$(81,663)	$79,900	$79,901

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(2.250%)	02/13/2015	02/12/2017	$(2,698)	$(2,695)
	(1.000%)	02/10/2015	02/09/2017	(703)	(703)
MSC	0.600%	12/10/2014	03/11/2015	(9,891)	(9,904)
UBS	0.600%	12/08/2014	03/06/2015	(12,190)	(12,207)

Total Reverse Repurchase Agreements					$(25,509)

(2)	As of February 28, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended February 28, 2015 was $24,702 at a weighted average interest rate of 0.496%.

(g)	Securities with an aggregate market value of $28,382 have been pledged as collateral under the terms of master agreements as of February 28, 2015.

(h)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$75,800	$1,498	$267	$7	$0

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		$164,200	$5,566	$1,334	$249	$0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		385,000	(97,040)	(69,251)	0	(1,524)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		385,000	87,544	100,104	1,669	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		183,100	(29,340)	(11,228)	0	(727)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	13,400	629	297	24	0
Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN	560,000	5,579	908	0	(257)

						$(27,062)	$22,164	$1,942	$(2,508)

Total Swap Agreements						$(25,564)	$22,431	$1,949	$(2,508)

(i)	Securities with an aggregate market value of $5,368 and cash of $25,353 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of February 28, 2015.

(j)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	03/2015	BRL	1,433		$497	$0	$(8)
	03/2015	EUR	304		342	2	0
	03/2015	GBP	261		396	0	(7)
	03/2015	JPY	560,600		4,735	49	0
	03/2015		$498	BRL	1,433	7	0
	04/2015		492		1,433	8	0
	05/2015	MXN	26,671		$1,784	5	0
	05/2015		$273	MXN	4,004	0	(6)
	06/2015	EUR	503		$684	120	0
	06/2015		$76	EUR	58	0	(11)
	06/2016	EUR	1,430		$1,958	338	0
	06/2016		$84	EUR	63	0	(14)
BPS	05/2015		3,961	MXN	58,951	0	(28)
	06/2015	EUR	230		$312	54	0
	07/2015	BRL	26,854		9,788	665	0
BRC	03/2015	GBP	66		99	0	(2)
	05/2015	MXN	30,106		2,022	14	0
	05/2015		$171	MXN	2,503	0	(4)
	06/2015	EUR	289		$393	69	0
	06/2015		$128	EUR	97	0	(19)
	06/2016	EUR	268		$369	65	0
CBK	03/2015	AUD	127		99	0	0
	03/2015	EUR	438		495	5	0
	03/2015	GBP	786		1,190	0	(23)
	03/2015	JPY	34,944		297	5	0
	05/2015		$917	MXN	13,718	0	(1)
	06/2015	EUR	247		$338	61	0
	06/2015		$29	EUR	22	0	(4)
DUB	03/2015	GBP	66		$100	0	(2)
	06/2015		$382	EUR	294	0	(53)
	06/2016	EUR	149		$204	35	0
FBF	04/2015		18,404		24,951	4,345	0
	06/2015		417		566	99	0
GLM	03/2015	AUD	205		159	0	(1)
	03/2015	EUR	775		875	8	0
	03/2015	GBP	3,814		5,810	0	(78)
	03/2015		$21,631	EUR	19,106	0	(251)
	03/2015		7,205	GBP	4,736	106	0
	04/2015	EUR	1,300		$1,460	5	0
	05/2015		$240	MXN	3,586	0	(1)
	06/2015		560	EUR	421	0	(88)
	07/2015	BRL	83,416		$30,416	2,076	0
HUS	03/2015		44,590		15,566	43	(190)
	03/2015	EUR	32,982		37,516	608	0
	03/2015		$15,492	BRL	44,590	221	0
	04/2015		14,920		43,291	195	0
JPM	03/2015	BRL	56,412		$19,839	0	(40)
	03/2015		$19,600	BRL	56,412	279	0
	04/2015	MXN	16,934		$1,151	20	0
	04/2015		$19,650	BRL	56,412	47	0
	07/2015	BRL	56,022		$20,612	1,578	0
MSB	03/2015		70,598		24,802	0	(76)
	03/2015	EUR	317		357	2	0
	03/2015		$25,872	BRL	70,598	87	(1,081)
	04/2015	GBP	31,730		$47,834	0	(1,141)
	04/2015		$24,565	BRL	70,598	85	0
	05/2015	MXN	26,685		$1,782	2	0
	06/2015	EUR	350		480	88	0
	07/2015	BRL	5,913		2,152	143	0
	06/2016	EUR	376		517	91	0
NAB	06/2015		292		397	70	0
	06/2016		818		1,123	196	0
SCX	05/2015		$511	MXN	7,494	0	(11)
UAG	03/2015	BRL	118,571		$41,196	0	(587)
	03/2015		$44,753	BRL	118,571	0	(2,969)
	03/2015		17,860	EUR	15,709	0	(281)
	03/2015		4,982	JPY	595,545	0	(4)
	04/2015	EUR	15,709		$17,866	281	0
	04/2015	JPY	595,544		4,984	4	0
	06/2015		$228	EUR	173	0	(34)

Total Forward Foreign Currency Contracts						$12,181	$(7,015)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at February 28, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.842%		$1,800	$(352)	$(200)	$0	$(552)
BRC	Abengoa S.A.	5.000%	12/20/2019	8.531%	EUR	5,000	(244)	(412)	0	(656)
	Novo Banco S.A.	5.000%	12/20/2015	2.706%		3,900	(61)	184	123	0
CBK	Russia Government International Bond	1.000%	06/20/2019	4.745%		$25,000	(1,496)	(1,954)	0	(3,450)
GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.842%		2,400	(476)	(259)	0	(735)
HUS	Petrobras International Finance Co.	1.000%	12/20/2019	6.110%		500	(41)	(56)	0	(97)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.842%		3,000	(623)	(296)	0	(919)
JPM	Russia Government International Bond	1.000%	06/20/2019	4.745%		28,600	(1,957)	(1,990)	0	(3,947)
MYC	Novo Banco S.A.	5.000%	12/20/2015	2.706%	EUR	1,100	(17)	52	35	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.110%		$14,500	(1,342)	(1,494)	0	(2,836)

							$(6,609)	$(6,425)	$158	$(13,192)

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$31,521	$(6,293)	$11	$0	$(6,282)
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	17,980	(3,579)	(6)	0	(3,585)
GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	6,293	(1,255)	0	0	(1,255)
MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	8,990	(1,775)	(17)	0	(1,792)

					$(12,902)	$(12)	$0	$(12,914)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	149,200	$125	$(833)	$0	$(708)
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		80,300	(77)	(304)	0	(381)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		105,000	(156)	(669)	0	(825)

							$(108)	$(1,806)	$0	$(1,914)

Total Swap Agreements							$(19,619)	$(8,243)	$158	$(28,020)

(k)	Securities with an aggregate market value of $22,776 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of February 28, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of February 28, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 02/28/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$18,757	$0	$18,757
Corporate Bonds & Notes
Banking & Finance	0	174,836	10,963	185,799
Industrials	1,000	132,449	18,762	152,211
Utilities	783	54,712	4,740	60,235
Municipal Bonds & Notes
California	0	67,254	0	67,254
Illinois	0	27,826	0	27,826
New York	0	19,692	0	19,692
Pennsylvania	0	3,862	0	3,862
Texas	0	7,245	0	7,245
Virginia	0	1,068	0	1,068
West Virginia	0	6,100	0	6,100
U.S. Government Agencies	0	75,136	0	75,136
Mortgage-Backed Securities	0	492,372	0	492,372
Asset-Backed Securities	0	80,632	0	80,632
Sovereign Issues	0	4,987	0	4,987
Preferred Securities
Banking & Finance	24,048	21,070	0	45,118
Short-Term Instruments
Repurchase Agreements	0	79,900	0	79,900
Short-Term Notes	0	5,999	0	5,999
U.S. Treasury Bills	0	30,276	0	30,276

Total Investments	$25,831	$1,304,173	$34,465	$1,364,469

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,949	0	1,949
Over the counter	0	12,339	0	12,339
	$0	$14,288	$0	$14,288

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,508)	0	(2,508)
Over the counter	0	(35,035)	0	(35,035)
	$0	$(37,543)	$0	$(37,543)

Totals	$25,831	$1,280,918	$34,465	$1,341,214

There were no significant transfers between Level 1 and 2 during the period ended February 28, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended February 28, 2015:

Category and Subcategory	Beginning Balance at 11/30/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 02/28/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 02/28/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,030	$0	$(55)	$1	$0	$(13)	$0	$0	$10,963	$(4)
Industrials	21,353	0	(127)	(4)	2	(128)	0	(2,334)	18,762	(99)
Utilities	4,888	0	0	(1)	0	(147)	0	0	4,740	(147)

Totals	$37,271	$0	$(182)	$(4)	$2	$(288)	$0	$(2,334)	$34,465	$(250)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 02/28/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$10,963	Benchmark Pricing	Base Price	115.50
Industrials	10,915	Benchmark Pricing	Base Price	100.00
	7,847	Third Party Vendor	Broker Quote	103.62 - 110.37
Utilities	4,740	Third Party Vendor	Broker Quote	107.99

Total	$34,465

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at February 28, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of February 28, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

February 28, 2015 (Unaudited)

As of February 28, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 1,297,467	$83,937	$(16,935)	$67,002

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President, Principal Executive Officer

Date: April 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer,
Principal Financial & Accounting Officer

Date: April 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow,
President, Principal Executive Officer

Date: April 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer,
Principal Financial & Accounting Officer

Date: April 27, 2015